
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  March 10, 1999


                            MID-STATE BANCSHARES
                (Name of Small Business Issuer in its Charter)




          CALIFORNIA                000-23925              77-0442667
--------------------------------   -------------      --------------------
(State or Other  Jurisdiction of   (File Number)      (I.R.S. Employer
Incorporation or Organization)                         Identification No.)

   1026 GRAND AVE. ARROYO GRANDE, CA                              93420
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)




Registrant's Telephone Number, including area code:     (805) 473-7700




                ___________________________________________________
           (Former Name or Former Address, if changed since last report)


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Item 5.   OTHER EVENTS

          On February 10, 1999 the Board of Directors of Mid-State Bancshares appointed Mr. Albert L. Maguire, one of the founding directors of Mid-State
Bank, as DIRECTOR AND CHAIRMAN EMERITUS. Mr. Maguire's appointment to this emeritus status provides him the opportunity for continued involvement with Mid-State Bank without participation in the formal Board of Directors activities.

          Mr. Maguire's son, Stephen P. Maguire, will replace his father as an active member of the Board beginning March 1999. Carrol R. Pruett, President and Chief Executive Officer, has been appointed Chairman of the Board. Please refer to the Press Release dated March 8, 1999, attached hereto and made a part hereof.

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 10, 1999           MID-STATE BANCSHARES



                                 By: /s/ JAMES G. STATHOS
                                     ----------------------------------
                                        James G. Stathos
                                        Executive Vice President
                                        Chief Financial Officer



                                 By: /s/ CARROL R. PRUETT
                                     ----------------------------------
                                        Carrol R. Pruett
                                        Chairman of the Board,
                                        President and Chief Executive Officer



                                       3

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                                EXHIBIT INDEX

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

   EXHIBIT NO.                    DESCRIPTION                      PAGE NO.
   -----------                    -----------                      --------
        20        Press Release announcing Albert L.                   5
                  Maguire's appointment to Director and
                  Chairman Emeritus; Son, Stephen P. Maguire
                  takes seat.




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